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SAFECO SEPARATE ACCOUNT SL EXPENSE TABLE
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PORTFOLIO EXPENSES                                                                Other Expenses
(as a percentage of average net assets)                                           (after expense
                                                                 Management      reimbursement for      Total Annual
                                                                   Fees         certain Portfolios)   Portfolio Expenses
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
Managed by Fidelity Management & Research Company (b)
         VIP Money Market Portfolio                                .20%             .10%               .30%
         VIP High Income Portfolio                                 .58%             .12%               .70%
         VIP Equity-Income Portfolio                               .49%             .09%               .58%
         VIP Growth Portfolio                                      .59%             .09%               .68%
         VIP Overseas Portfolio                                    .74%             .17%               .91%
         VIP II Investment Grade Bond Portfolio                    .43%             .14%               .57%
         VIP II Asset Manager Portfolio                            .54%             .10%               .64%
         VIP II Index 500 Portfolio (a)                            .24%             .11%               .35%
         VIP II Asset Manager: Growth Portfolio                    .59%             .14%               .73%
         VIP II Contrafund Portfolio                               .59%             .11%               .70%

Managed by Lexington Management Corporation (a)
         Lexington Natural Resources Trust                        1.00%             .29%              1.29%
         Lexington Emerging Markets Fund, Inc.                     .85%            1.23%              2.08%

Managed by SAFECO Asset Management Company (a)
         RST Equity Portfolio                                      .74%             .04%               .78%
         RST Growth Portfolio                                      .74%             .06%               .80%
         RST Northwest Portfolio                                   .74%             .22%               .96%
         RST Bond Portfolio                                        .74%             .09%               .83%


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(a)In some cases the fund advisers agree to waive or reimburse all or a portion of the portfolio expenses. For those portfolios where such an agreement exists, the expenses absent waiver or reimbursement would have been .98% for the RST Bond Portfolio; .99% for the RST Northwest; .28% for the Index 500 Portfolio. In addition, we have Fund Participation Agreements with each of the non-SAFECO fund managers that describe the administrative practices and responsibilities of the parties.

(b)A portion of the brokerage commissions certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .57% for the VIP Equity-Income Portfolio; .66 % for the VIP Growth Portfolio; .89% for VIP Overseas Portfolio;.63% for the VIP II Asset Manager Portfolio; .66% for the VIP II Contrafund Portfolio; .72% for the VIP II Asset Manager: Growth Portfolio.

The above portfolio expenses were provided by the portfolios. We have not independently verified the accuracy of the information.


YEAR 2000
Like other insurance, mutual fund, financial and business organizations, and individuals around the world, SAFECO Life and the Separate Account could be adversely affected if the computer systems used by SAFECO Life, its principal underwriter, underlying mutual fund managers and investment advisers, or other companies that provide services to the Separate Account do not properly process and calculate date related information from and after January 1, 2000. This is commonly called the "Year 2000 problem." SAFECO Life is taking steps it believes are reasonably designed to address the year 2000 problem with respect to the computer systems that each of them uses and to obtain satisfactory assurance that comparable steps are being taken by each of SAFECO Life's other major service providers. It is not anticipated that the Separate Account will incur any charges or that there will be any difficulties in accurate and timely reporting resulting from the change in year from 1999 to 2000. However, with approximately 90% of its systems ready, SAFECO Life in currently developing business continuity plans for year 2000 contingencies.